UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
April 28, 2003
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3760 River Run Drive	35243
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)

(205) 970-7000
(Registrant's telephone number, including area code)

Item 9.   Regulation FD Disclosure

On April 28, 2003, the Registrant issued a press release announcing its results for the first quarter of 2003. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

The registrant is furnishing this information under Items 9 and 12 of Form 8-K.

Item 7.   Financial Statements and Exhibits.
   (c)       Exhibits

                            Exhibit No.          Description
                               99.1                  Press Release dated April 28, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of April 28, 2003.

VESTA INSURANCE GROUP, INC.

By:   /s/   Donald W. Thornton
Its:          Senior Vice President --
              General Counsel and Secretay

EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                                                        Contact:   Charles R. Lambert
                                                                                                                             Vice President – Investor Relations
                                                                                                                             (205) 970-7030
                                                                                                                             CLambert@vesta.com

VESTA REPORTS FIRST QUARTER RESULTS

Non-Standard Auto Generates $4.9 Million in Net Income;
Standard Auto Improves to a 95.6% Combined Ratio

     BIRMINGHAM, Ala. - April 28, 2003 - Vesta Insurance Group, Inc. (NYSE: VTA) today reported net operating earnings of $2.6 million, or $0.08 per share in the first quarter compared to net operating earnings of $.4 million, or $0.01 per share for the corresponding period in 2002. Net income from continuing operations was $4.9 million, or $0.14 per share for the quarter ending March 31, 2003 compared to net income from continuing operations of $1.7 million, or $0.05 per share in the first quarter of 2002. Net operating earnings is a non-GAAP measure which excludes certain items, such as realized gains and losses and gains on debt extinguishments. (A reconciliation of net operating earnings to net income from continuing operations is included herein.) Net earned premium for the quarter was $118.9 million compared to $106.8 million in the first quarter of 2002.

     "The centerpiece of our first quarter results is the growth and performance of our non-standard auto business - both in the agency and underwriting operations," said Norman W. Gayle, III, President and CEO.

     The first quarter is typically the strongest for the non-standard auto business, and Vesta's non-standard agency and underwriting businesses generated $4.9 million of net income from continuing operations combined in the first quarter of 2003 compared to $3.1 million in the same period in 2002. The non-standard auto underwriting segment posted a 95.2% combined ratio for the first quarter of 2003.

     "Tom Mangold and our non-standard auto team have done an excellent job staying focused on execution while integrating various aspects of the companies that we acquired over the past 18 months," said Gayle.

     The Company's life insurance operations posted net income from continuing operations of $1.2 million on improved mortality compared to the corresponding period in 2002, partially offset by reduced investment rates and increased amortization of acquisition costs.

     Vesta's standard property-casualty segment posted a net loss from continuing operations of $2.1 million in the first quarter of 2003 compared to a net loss from continuing operations of $1.6 million in the first quarter of 2002. The standard property-casualty segment GAAP combined ratio was 104.3% for the first quarter of 2003 compared to 103.6% for the same period in 2002. The standard auto business GAAP combined ratio was 95.6% for the first quarter of 2003 compared to 119.1% in the first quarter of 2002. The residential property GAAP combined ratio was 106.9% in the first quarter of 2003 compared to 98% in the corresponding period last year.

     "Our standard auto results have shown consistent improvement since the first quarter of 2002 with three consecutive quarters of profitability," said Gayle. "Our residential property business experienced abnormally high loss severity related to fires and winter weather in the Mid-Atlantic and Northeast. While our standard property-casualty business is subject to volatility from weather events, we remain optimistic about the improving fundamentals for profitability in this business."

     In the first week of April, a severe hailstorm caused approximately $1.2 billion of total losses to the industry, including an estimated $540 million of residential property losses in Texas, according to the Insurance Services Office. Texas Select, Vesta's residential property subsidiary in Texas, is currently estimated to have approximately $10 to $12 million in pre-tax losses, net of its 50% Texas quota share, in the second quarter as a result of this storm. Texas Select, which reported a 42% direct loss ratio in the first quarter, is expected to report a direct loss ratio in excess of 80% in the second quarter and barring additional catastrophes, the Company forecasts a direct loss ratio less than 60% in Texas for the entire year.

     "Although this storm will adversely impact earnings for the second quarter, our losses from this event are estimated to be approximately 20% less than our 6% market share would indicate. This is reflective of our disciplined underwriting, geographic dispersion of risk, and the use of wind and hail deductibles," said Gayle.

     As previously discussed, Vesta is in arbitration with three reinsurers related to a 20 percent whole account quota share treaty. Vesta announced today that its hearing, scheduled for May 13, 2003, with ALFA Mutual Insurance Company has been delayed indefinitely due to a lawsuit recently filed by ALFA in Alabama state court concerning procedural issues related to the ongoing arbitration. Also, in the Dorinco Reinsurance Company arbitration, a preliminary hearing is scheduled for April 29, 2003 regarding coverage for developmental losses under the treaty.

     Vesta management will hold its quarterly conference call to discuss first quarter 2003 results on April 29, 2003 at 10 AM EST. The conference call will be simultaneously webcast live online through Vesta's corporate website, www.vesta.com and http://www.firstcallevents.com/service/ajwz379639578gf12.html.

     About Vesta Insurance Group, Inc.

      Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

     This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance, including segment growth and profitability, an estimate of losses related to a Texas hail storm and forecast losses for the remainder of 2003. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance may differ materially from those reflected in these forward-looking statements. The main factors that could affect the forward-looking statements contained herein are that frequency and severity of insured losses in our standard property-casualty segment or that an arbitration panel issues a formal ruling that causes us to adjust our estimates of reinsurance recoverables. Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

# # #

                                                                         Vesta Insurance Group, Inc
                                                                    1st Quarter 2003 Segment Comparison
                                                                            (amounts in thousands)

                                                 Life Insurance      Standard        Non-Standard     Non-Standard     Corp & Other    Eliminations     Consolidated
                                                                  Property-Casualty     Agency        Underwriting
                                                  2003    2002     2003     2002    2003     2002     2003    2002     2003    2002     2003   2002     2003    2002
                                                 --------------- ----------------- ----------------- --------------- ----------------  --------------  ----------------
Revenues:
    Net premiums written                         $ 2,410 $ 3,057 $ 82,980 $ 97,720      --       --  $46,96  $45,303                                   $132,35 $146,080
    (Increase) decrease in unearned premiums          --     --    (5,161) (29,877)     --       --  (8,292)  (9,429)                                  (13,453) (39,306)
                                                 --------------- ------------------ ---------------- ----------------                  --------------  ----------------

    Net premiums earned                            2,410  3,057    77,819   67,843      --       --  38,671   35,874                                   118,900  106,774
    Net investment income                          7,695  9,306        --       --      --       --      --       --  $3,920  $4,382      $ - $ (120)   11,615   13,568
    Policy fees                                      493    983     2,062    1,302                    5,083    1,133       --     --       --     --     7,638   3,418
    Agents fees and commissions                       --     --        --       -- $ 38,922$ 32,562      --       --       --     --   (18,045(14,182)  20,877  18,380
    Other                                            642    337       242        -      --       --     912    1,608      147    190       --     --     1,943   2,135
                                                 --------------- ------------------ ---------------- --------------- ----------------  --------------  ----------------

         Total revenues                           11,240 13,683    80,123   69,145  38,922   32,562  44,666   38,615    4,067  4,572   (18,045(14,302) 160,973 144,275

Expenses:
    Policyholder benefits                          5,090  7,828        --       --      --       --      --       --       --     --       --     --     5,090   7,828
    Loss and LAE expenses incurred                    --     --    53,445   47,079      --       --  26,512   23,615       --     --       --     --    79,957  70,694
    Policy acquisition expenses                      369    143    18,800   15,415      --       --  14,752    9,318       --     --   (8,446)(5,208)   25,475  19,668
    Operating expenses                             2,452  2,458    11,104    9,172  33,969   29,710     388    3,296    3,904  5,218   (9,599)(8,974)   42,218  40,880
    Interest on debt                               1,453  1,576        --       --      --      120      --       --    1,705  2,375       --   (120)    3,158   3,951
    Goodwill and other intangible amortization        --     --        --       --      --       --      --       --       84     84       --     --        84      84
                                                 --------------- ------------------ ---------------- ---------------- ---------------  --------------  ----------------

         Total expenses                            9,364 12,005    83,349   71,666  33,969   29,830  41,652   36,229    5,693  7,677   (18,045(14,302) 155,982 143,105

Income (loss) from continuing operations before
    income taxes, deferrable capital securities,
    and minority interest                          1,876  1,678    (3,226)  (2,521)  4,953    2,732   3,014    2,386   (1,626)(3,105)      --     --     4,991   1,170
Income tax expense (benefit)                         657    587    (1,129)    (882)  1,734      956   1,055      835     (569)(1,087)      --     --     1,748     409
Deferrable capital securities, net of tax             --     --        --       --      --       --      --       --      311    129       --     --       311     129
Minority interest in subsidiary, net of tax            -     36        --       --     286      245      --       --       --     --       --     --       286     281
                                                 --------------- ------------------ ---------------- ---------------- ---------------  --------------  ----------------

         Net operating earnings (loss) from
             continuing operations               $1,219 $1,055    $(2,097) $(1,639) $2,933   $1,531  $1,959   $1,551 $(1,368)$(2,147)      --     --    $2,646    $351
                                                 =============== ================= ================= ================ ===============  ==============  ================

         Realized gains (loss), net of tax            (4)   343                                                         2,285     93                     2,281     436
         Gain on debt extinguishments, net of tax                                                                           -    897                         -     897
                                                 --------------- ----------------- ----------------- ---------------- ---------------  --------------  ----------------
         Net income from continuing operations   $ 1,215 $ 1,398 $ (2,097)$ (1,639) $2,933   $1,531   $1,959  $1,551     $917 $(1,157)    --     --   $ 4,927 $ 1,684
                                                 =============== ================= ================= ================ ===============  ==============  ================

                                          Vesta Insurance Group, Inc
                                            First Quarter Results
                                  (amounts in thousands, except share data)

                                                                                     3 Months Ended March 31,
                                                                                     2003               2002
                                                                                ----------------   ----------------
Revenues:
     Net premiums written                                                             $ 132,353          $ 146,080
     (Increase) decrease in unearned premiums                                           (13,453)           (39,306)
                                                                                ----------------   ----------------

     Net premiums earned                                                                118,900            106,774
     Net investment income                                                               11,615             13,568
     Policy fees                                                                          7,638              3,418
     Agents fees and commissions                                                         20,877             18,380
     Other                                                                                1,943              2,135
                                                                                ----------------   ----------------

                Total revenues                                                          160,973            144,275
Expenses:
     Policyholder benefits                                                                5,090              7,828
     Loss and LAE expenses incurred                                                      79,957             70,694
     Policy acquisition expenses                                                         25,475             19,668
     Operating expenses                                                                  42,218             40,880
     Interest on debt                                                                     3,158              3,951
     Goodwill and other intangible amortization                                              84                 84
                                                                                ----------------   ----------------

                Total expenses                                                          155,982            143,105

Income (loss) from continuing operations before income taxes,
     deferrable capital securities, and minority interest                                 4,991              1,170
Income taxes                                                                              1,748                409
Deferrable capital securities, net of tax                                                   311                129
Minority interest in subsidiary, net of tax                                                 286                281
                                                                                ----------------   ----------------

                Net operating earnings (loss) from continuing operations                  2,646                351

Realized gains (losses), net of tax and minority interest                                 2,281                436
Gain on debt extinguishments, net of tax                                                      -                897
                                                                                ----------------   ----------------

                Net income (loss) from continuing operations                              4,927              1,684

Gain (loss) from health insurance discontinued operations, net of tax                      (598)                 3
Gain (loss) from consulting discontinued operations, net of tax                            (392)               126
Loss from assumed reinsurance and commercial lines, net of tax                             (263)               (64)
                                                                                ----------------   ----------------

Net income (loss)                                                                         3,674              1,749
Gain on redemption of preferred securities, net of tax                                        -                210
                                                                                ----------------   ----------------

Income (loss) available to common shareholders                                          $ 3,674            $ 1,959
                                                                                ================   ================

     Weighted average shares outstanding for the period                                  34,907             33,842
     Net operating earnings (loss) from continuing operations earnings per share         $ 0.08             $ 0.01
     Realized gains (losses) per share                                                   $ 0.06             $ 0.01
     Net income (loss) from continuing operations per share                              $ 0.14             $ 0.05
     Income (loss) available to common shareholders per share                            $ 0.11             $ 0.06

                                  Vesta Insurance Group, Inc
                              Condensed Consolidated Balance Sheet
                      (amounts in thousands, except per share amounts)

                                                                            March 31, 2003            December 31, 2002
                                                                      --------------------------- --------------------------
Assets:

       Invested assets                                                               $ 1,056,403                $ 1,010,590
       Cash                                                                               78,641                    140,593
       Other assets                                                                      914,915                    891,675
                                                                      --------------------------- --------------------------

                   Total assets                                                      $ 2,049,959                $ 2,042,858
                                                                      =========================== ==========================

Liabilities:

       Future policy benefits                                                          $ 671,143                  $ 678,419
       Losses and loss adjustment expenses                                               323,076                    322,320
       Unearned premiums                                                                 336,208                    306,782
       Debt                                                                               85,798                     85,795
       Other liabilities                                                                 373,008                    391,240
                                                                      --------------------------- --------------------------

                   Total liabilities                                                   1,789,233                  1,784,556

Deferrable capital securities                                                             22,445                     22,445
Stockholders' equity                                                                     238,281                    235,857
                                                                      --------------------------- --------------------------

                   Total liabilities and stockholders' equity                        $ 2,049,959                $ 2,042,858
                                                                      =========================== ==========================

                   Equity per share                                                       $ 6.68                     $ 6.61

                   Equity per share excluding unrealized                                  $ 6.27                     $ 6.19
                                investment gains and losses

                   Shares outstanding at period end                                       35,678                     35,678

                                Vesta Insurance Group, Inc
                      Reconciliation of Operating Earnings to Net Income
                          (amounts in thousands, except share data)

                                                                     3 Months Ended March 31,
                                                                       2003              2002
                                                                  ----------------   -------------
Net operating earnings (loss)                                             $ 2,646           $ 351

Special items:
Realized gains (losses), net of tax and minority interest                   2,281             436
Gain on debt extinguishments, net of tax                                        -             897

Net income (loss) from continuing operations                              $ 4,927         $ 1,684

Gain (loss) from health insurance discontinued operations, net of tax        (598)              3
Gain (loss) from consulting discontinued operations, net of tax              (392)            126
Loss from assumed reinsurance and commercial lines, net of tax               (263)            (64)
                                                                  ----------------   -------------

Net income (loss)                                                         $ 3,674         $ 1,749
                                                                  ----------------   -------------

Gain on redemption of preferred securities, net of tax                          -             210

Income (loss) available to common shareholders                            $ 3,674         $ 1,959
                                                                  ================   =============

Diluted earnings per share:

Net operating earnings (loss)                                              $ 0.08          $ 0.01

Special items:
Realized gains (losses), net of tax and minority interest                  $ 0.06          $ 0.01
Gain on debt extinguishments, net of tax                                      $ -          $ 0.03
                                                                  ----------------   -------------

Net income (loss) from continuing operations                               $ 0.14          $ 0.05
                                                                  ----------------   -------------

Gain (loss) from health insurance discontinued operations, net of tax     $ (0.02)         $ 0.00
Gain (loss) from consulting discontinued operations, net of tax           $ (0.01)         $ 0.00
Loss from assumed reinsurance and commercial lines, net of tax            $ (0.00)        $ (0.00)
                                                                  ----------------   -------------

Net income (loss)                                                          $ 0.11          $ 0.05
                                                                  ----------------   -------------

Gain on redemption of preferred securities, net of tax                        $ -          $ 0.01
                                                                  ----------------   -------------

Income (loss) available to common shareholders                             $ 0.11          $ 0.06
                                                                  ================   =============

Shares used in computing per share amounts:
Weighted average shares outstanding for the period                         34,907          33,842
                                                                  ----------------   -------------

The above table reconciles the Company's GAAP results to net operating earnings. Management believes that net operating earnings provides investors with a useful indicator to gauge possible future performance because it eliminates the effects of items that could cause significant impact to the Company's financial results from one period to another.